Exhibit 10.8

English Translation

Equity Pledge Agreement

THIS EQUITY PLEDGE AGREEMENT (“this Agreement”) is made by the parties below (“the Parties”) in Shanghai, China on January 16, 2006:

CGEN Digital Technology (Shanghai) Co., Ltd. (hereinafter referred to as “CGEN Digital”)

CGEN Digital Media Network Co., Ltd. (hereinafter referred to as “Shanghai Company”)

Gao Weiming

Chinese ID card number: 310103730527282 (hereinafter referred to as “Shareholder A”)

Cao Xiaofeng

Chinese ID card number: 310112197008270052 (hereinafter referred to as “Shareholder B”)

Yao Fang

Chinese ID card number: 310221670521081 (hereinafter referred to as “Shareholder C”)

Tian Guanyong

Chinese ID card number: 133031651224065 (hereinafter referred to as “Shareholder D”)

Zhu Haiguang

Chinese ID card number: 410423197106070010 (hereinafter referred to as “Shareholder E”)

(Shareholder A, Shareholder B, Shareholder C, Shareholder D and Shareholder E, including their respective successors and legal assigns, are hereinafter collectively referred to as “Pledgors”.)

WHEREAS:

Shareholder A, Shareholder B, Shareholder C, Shareholder D and Shareholder E hold the 49.5%, 18%, 13.5%, 10% and 9% equities of Shanghai Company respectively;

CGEN Digital provides technical support, technical consultancy, customer service and other related services for Shanghai Company; In order to ensure that CGEN Digital receives the fee under the Exclusive Technical Consulting and Service Agreement signed on January 16, 2006 (“Service Fee”) from Shanghai Company whose equities are held by Pledgors, Pledgors agree to, the extent being permitted by Chinese laws and regulations, pledge all their equities in Shanghai Company with respect to all the liabilities of Shanghai Company owing to CGEN Digital under the Service Agreement.

For the purpose of performing the terms under the Service Agreement, the Parties hereto hereby agree as follows:

1. Definitions

Except as otherwise provided for herein, the following terms shall have the following meanings:

1.1 Right of Pledge: means all the contents as set forth in Article 2 below.

1.2 Equity: means the equities of Shanghai Company lawfully held by Pledgors.

1.3 Pledged Properties: means the equity pledged by Pledgors to CGEN Digital according to this Agreement as well as the bonus arising from such equity.

1.4 Guaranteed Liabilities: means all the liabilities of Shanghai Company owing to CGEN Digital under the Service Agreement, including the service fee, interest, liquidated damages, compensation, expenses from realization of claims, losses caused to CGEN Digital by Shanghai Company’s default and all other expenses payable by Shanghai Company to CGEN Digital.

1.5 Term of Pledge: means the period as set forth in Article 4.1 below.

1.6 Service Agreement: means the Exclusive Technical Consulting and Service Agreement signed by Shanghai Company whose equity is held by Pledgors and CGEN Digital on January 16, 2006.

1.7 Event of Default: means any event as set forth in Article 9 below.

1.8 Notice of Default: means any notice indicating an event of default given by CGEN Digital according to this Agreement.

2. Right of Pledge

2.1 The Parties agree that subject to the terms of this Agreement, Pledgors undertake to, to the extent being permitted by Chinese laws, pledge all their equities in Shanghai Company to CGEN Digital as a guarantee for Shanghai Company to perform the guaranteed liabilities. Right of pledge means CGEN Digital’s right to convert into money, auction or sell the equity pledged by Pledgors to CGEN Digital and be first compensated with the proceeds from such disposal, effect of right of pledge and the bonus arising from equity within the term of this Agreement. This undertaking is irrevocable within the term of this Agreement.

3. Scope of Pledge Guarantee

3.1 The scope of pledge guarantee under this Agreement covers the guaranteed liabilities, including the service fee, interest, liquidated damages, compensation, expenses from realization of claims, losses caused to CGEN Digital by Shanghai Company’s default and all other expenses payable by Shanghai Company to CGEN Digital, arising from the Service Agreement.

4. Term and Registration of Pledge

4.1 Term of pledge shall start from the date when the pledge of pledged properties under this Agreement is recorded in the register of shareholders of Shanghai Company until two years after expiry of the term of the Service Agreement (if the valid term of the Service Agreement is extended, term of pledge shall be extended accordingly until two years after expiry of the extended term of the Service Agreement).

4.2 If the records of pledge change and changes need to be recorded in accordance with laws, Pledgors and CGEN Digital shall record such changes within 15 days after records change.

5. Custody of Pledge Vouchers

Within 7 days after this Agreement is signed and sealed, Pledgors shall deliver the certificates of capital contributions to Shanghai Company to CGEN Digital for custody.

6. Representations and Warranties by Pledgors

6.1 Pledgors are the legal owners of the equities of Shanghai Company.

6.2 Pledgors fully understand the contents of Service Agreement. The execution and performance of this Agreement by Pledgors are voluntary and an expression of their true intentions. The signatures of authorized representatives (if any) are duly authorized.

6.3 All documents, materials, statements and vouchers provided by Pledgors to CGEN Digital are accurate, true, complete and effective.

6.4 At any time, once CGEN Digital exercises its right of pledge pursuant to this Agreement, Pledgors shall not interfere with such exercise in any way.

6.5 CGEN Digital is entitled to dispose of and transfer right of pledge in the manner as specified herein and to the extent being permitted by Chinese laws.

6.6 Except CGEN Digital, Pledgors have not created any other pledge right on the equity.

7. Undertakings by Pledgors

7.1 Within the term of this Agreement, Pledgors undertake to CGEN Digital for the benefit of CGEN Digital that:

7.1.1 Except the equity transfer to CGEN Digital pursuant to the Call Option Agreement signed and sealed by Pledgors, CGEN Digital and Shanghai Company on September 8, 2005, or the equity transfer among Pledgors without affecting the effect of pledge (transferor shall give a prior notice to CGEN Digital), they will not transfer equity, create or cause to be created any pledge that may affect CGEN Digital’s rights and interests in pledged properties or cause the shareholders’ meeting or board of directors of Shanghai Company to adopt resolutions on selling, transferring, pledging or otherwise disposing of the legal beneficial interest of any equity of such company or permitting any other security interest to be created on it, without CGEN Digital’s prior written consent;

7.1.2 They will comply with all the laws and regulations with respect to the pledge of rights; present to CGEN Digital the notices, orders or suggestions with respect to the right of pledge issued or made by the competent authority within five (5) days upon receipt thereof; and comply with such notices, orders or suggestions; or make an objection to or a statement on the foregoing matters at the reasonable request of CGEN Digital or with consent from CGEN Digital;

7.1.3 They will timely notify CGEN Digital of any event or any received notice which may affect Pledgors’ rights over pledged properties or any portion thereof, or may change any of Pledgors’ warranties and obligations under this Agreement or affect Pledgors’ performance of its obligations under this Agreement.

7.2 Pledgors agree that the exercise by CGEN Digital of right of pledge pursuant to the provisions of this Agreement and Chinese laws will not be interrupted or hindered by Pledgors or any of their successors or principals or any other person through legal proceedings.

7.3 Pledgors warrant to CGEN Digital that in order to protect or improve the guaranty for the repayment of the guaranteed liabilities under this Agreement, Pledgors will execute in good faith and cause other interested persons relating to right of pledge to execute all right certificates and contracts required by CGEN Digital and/or perform and cause other interested persons to perform the acts required by CGEN Digital, provide convenience for the exercise of the rights and authority granted to CGEN Digital under this Agreement, sign all change documents of equity certificates with CGEN Digital and the natural person or legal person designated by it and within a reasonable period, provide to CGEN Digital all notices, orders and decisions about right of pledge as it deems necessary.

Pledgors warrant to CGEN Digital that in order to ensure CGEN Digital’s interests, they will comply with and perform all warranties, undertakings, agreements, representations and conditions. Where Pledgors do not perform, in whole or in part, its warranties, undertakings, agreements, representations and conditions, Pledgors shall compensate all losses thus incurred to CGEN Digital.

8. Events of Defaults

8.1 The following matters are deemed as events of defaults:

8.1.1 Shanghai Company fails to pay any guaranteed liabilities on time and in full;

8.1.2 Any representation or warranty made by Pledgors under Article 6 above is materially misleading or wrong and/or Pledgors violate any warranty under Article 6 above;

8.1.3 Pledgors violate any undertaking under Article 7 above;

8.1.4 Pledgors violate any provision of this Agreement;

8.1.5 Pledgors waive or transfer the pledged properties or any portion thereof without written consent from CGEN Digital (except the transfer permitted under this Agreement);

8.1.6 Pledgors’ borrowing, guaranty, compensation, undertaking or other liabilities (1) are requested to be repaid or performed in advance due to a default; or (2) are due but cannot be repaid or performed on time, which, at the discretion of CGEN Digital, influences Pledgors’ ability of performing the obligations under this Agreement;

8.1.7 Pledgors are incapable of repaying other significant debts;

8.1.8 This Agreement becomes illegal or Pledgors are incapable of continuing to perform the obligations under this Agreement due to the promulgation of related laws;

8.1.9 All government consents, permits, approvals or authorizations necessary for this Agreement to be enforceable, legal or effective are withdrawn, terminated, invalid or materially modified;

8.1.10 The properties owned by Pledgors have adverse changes, which, at the discretion of CGEN Digital, influences Pledgors’ ability of performing the obligations under this Agreement;

8.1.11 Shanghai Company’ successor or custodian can only perform part of or refuses to perform the paying liabilities under the Service Agreement;

8.1.12 The default by Pledgors due to their violation or omission of the other provisions of this Agreement.

8.2 If Pledgors know or find that any matter as stated in Article 8.1 hereof or any event possibly resulting in any of the above matters has occurred, Pledgors shall forthwith inform CGEN Digital in writing.

8.3 Unless the defaults as listed in Article 8.1 hereof are corrected to CGEN Digital’s satisfaction, CGEN Digital may give a written notice of default to Pledgors when such default occurs or at any time thereafter, requesting Pledgors to immediately pay all the outstanding debts and other payables under the Service Agreement or requesting to dispose of the right of pledge according to the provisions of this Agreement.

9. Exercise of Right of Pledge

9.1 Subject to Article 7.1.1, before the guaranteed liabilities under the Service Agreement are paid up, Pledgors shall not transfer or otherwise dispose of the pledged properties without CGEN Digital’s written consent.

9.2 CGEN Digital shall give a notice of default to Pledgors when CGEN Digital exercises the right of pledge.

9.3 Subject to Article 8.3, CGEN Digital may exercise the right to dispose of pledged properties when it gives a notice of default in accordance with Article 8.3 or at any time thereafter.

9.4 CGEN Digital shall be entitled to dispose of all or part of pledged properties under this Agreement (including, but not limited to, converting pledged properties into money at an agreed price or auctioning or selling pledged properties in accordance with laws) pursuant to statutory procedures and be first compensated with the proceeds from such disposal until all guaranteed liabilities are paid up.

9.5 When CGEN Digital disposes of pledged properties according to this Agreement, Pledgors shall render necessary assistance and not set barriers so that CGEN Digital realizes its right of pledge.

9.6 CGEN Digital exercises right of pledge according to this Agreement, it shall dispose of pledged properties to the extent being permitted by Chinese laws.

10. Assignment

10.1 Without CGEN Digital’s prior consent, Pledgors shall not donate or assign any of their rights or obligations under this Agreement.

10.2 This Agreement shall bind upon Pledgors and their successors and inure to the benefit of CGEN Digital and each of its successors and assigns.

10.3 CGEN Digital may transfer or assign all or any of its rights and obligations under the Service Agreement to any person designated by it (natural person or legal person) at any time. In this case, such assignee shall have the same rights and obligations as those of CGEN Digital under this Agreement as if the assignee is a party hereto. In addition, the new parties to pledge shall sign a pledge agreement again.

11. Termination

Until all guaranteed liabilities are paid up and Shanghai Company has fully performed all the obligations under the Service Agreement, this Pledge Agreement is terminated. In this case, CGEN Digital shall sign all documents or provide assistance to Pledgors to cancel or terminate all the records or registrations of right of pledge.

12. Handling Charges and Other Expenses

12.1 Any and all expenses in connection with this Agreement, including, but not limited to, legal expenses, costs, stamp tax and all other taxes and charges, shall be borne by Pledgors.

12.2 In the event that Pledgors fail to pay any tax or expenses payable by them in accordance with the provisions of this Agreement, or for other reasons, CGEN Digital is entitled to take all possible means or ways to claim them. All expenses thus incurred (including, without limitation, taxes, handling charges, management fee, legal expenses, lawyer’s expenses and insurance premiums in connection with the disposal of right of pledge) shall be borne by Pledgors.

13. Force Majeure

13.1 Should the performance of this Agreement be delayed or prevented due to any Event of Force Majeure, the prevented party shall not be held liable therefore only to the extent being thus delayed or prevented. An Event of Force Majeure means any event that is beyond the reasonable control of a Party and unavoidable or unpreventable after it gives due attention, including, but not limited to, government act, act of God, fire, explosion, geographical change, windstorm, flood, earthquake, tide, lightning or war, but insufficiency of credit standing, funds or financing shall not be deemed to be beyond the reasonable control of a Party. The Party seeking the exemption from its liabilities under this Agreement or any provision thereof owing to an Event of Force Majeure shall, without undue delay, inform the other Party of such exemption and the steps needing to be taken to perform its liabilities.

13.2 The prevented party may be exempt from its liabilities to the extent of the performance being delayed or prevented only when it makes its reasonable efforts to perform this Agreement. Once the cause for such exemption is corrected and remedied, the Parties agree to do their best to resume the performance of this Agreement.

14. Resolution of Disputes

14.1 This Agreement shall be governed by and construed in accordance with the laws of the People’s Republic of China.

14.2 Any dispute arising in connection with the interpretation and performance of the provisions of this Agreement shall be resolved by the Parties in good faith through amicable negotiations. In case no resolution can be reached by the Parties, each Party may refer such dispute to China International Economic and Trade Arbitration Commission Shanghai Sub-commission (“CIETAC”) for arbitration in accordance with CIETAC’s arbitration rules then in effect. The seat of arbitration shall be Shanghai and the language of proceedings shall be Chinese. The arbitral award shall be final and binding upon the Parties of this Agreement.

15. Notices

Any notice given by the Parties in order to perform their respective rights and obligations under this Agreement shall be in writing and sent to the addresses of the Parties as stated in the first page of this Agreement or such other addresses as may be notified from time to time by the Parties in written form (including fax and telex). Such notice shall be deemed to be served on the recipient: if by hand delivery, at the time of service; if by telex and fax, at the time of sending (if date of service is not a business day or service is after business hours, next business day is date of service).

16. Change, Termination and Interpretation of Agreement

16.1 This Agreement may be amended, supplemented or terminated if the Parties reach a written agreement and obtain their respective necessary authorizations and approvals. Any annex, appendix, amendment and supplement to this Agreement shall form an integral part of this Agreement.

16.2 The provisions of this Agreement are independent of and separate from each other and the invalidity of any provision shall not affect the validity of the other provisions of this Agreement

17. Effectiveness and Miscellaneous

17.1 This Agreement shall become effective after it is signed and sealed by the Parties.

17.2 This Agreement is executed in Chinese.

[No text below]

IN WITNESS WHEREOF, the Parties hereto have signed and sealed this Agreement in Shanghai as of the date first above written.

CGEN Digital Technology (Shanghai) Co., Ltd.

(Common seal)

Authorized representative:

(Signature): /s/

CGEN Digital Media Network Co., Ltd.

(Common seal)

Authorized representative:

(Signature): /s/

Gao Weiming

(Signature): /s/

Cao Xiaofeng

(Signature): /s/

Yao Fang

(Signature): /s/

Tian Guanyong

(Signature): /s/

Zhu Haiguang

(Signature): /s/

Appendixes:

1. Register of Shareholders of Shanghai Company

2. Capital Contribution Certificates of Pledgors with respect to Shanghai Company